APEX MUNICIPAL
FUND, INC










FUND LOGO










Semi-Annual Report

December 31, 1996






This report, including the financial information herein, is transmitted to the shareholders of Apex Municipal Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apex Municipal
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




APEX MUNICIPAL FUND, INC.



Officers and
Directors


Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian & Transfer Agent
The Bank of New York
90 Washington Street
New York, New York 10286

NYSE Symbol
APX




DEAR SHAREHOLDERS


For the six months ended December 31, 1996, Apex Municipal Fund, Inc. earned $0.338 per share income dividends, which included earned and unpaid dividends of $0.057. This represents a net annualized yield of 6.60%, based on a month-end net asset value of $10.17 per share. Over the same period, the Fund's total investment return was +5.25%, based on a change in per share net asset value from $10.01 to $10.17, and assuming reinvestment of $0.336 per share income dividends.

The Municipal Market Environment
Long-term, tax-exempt bond yields moved slightly lower during the six months ended December 31, 1996. As measured by the Bond Buyer Revenue Bond Index, yields on A-rated uninsured municipal revenue bonds declined approximately 25 basis points (0.25%) to end the 1996 calendar year at 5.92%. Tax-exempt bond yields initially had declined to approximately 5.80% by late November. However, Federal Reserve Board Chairman Alan Greenspan's comments regarding possible excesses in the US equity market and an "uncertain" inflation outlook rekindled investors earlier fears and fixed-income interest rates rose for the remainder of the six-month period. US Treasury bond yields exhibited a more significant decline during the December period, falling approximately 35 basis points to 6.54% at December 31, 1996.

Much of the tax-exempt bond market's strong technical position--one of the primary reasons for the improvement in municipal bond yields in late 1996--remained intact. Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of approximately 15% versus the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical and issuance declined. Over the last six months, approximately $90 billion in long-term tax-exempt securities was underwritten, essentially unchanged versus the comparable period a year earlier. During the last three months, $53 billion in tax-exempt securities was issued, also unchanged versus the September 30, 1995 quarter.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. Among other things, as tax-exempt bond yields declined again below 6%, in the past some investors temporarily have lost interest in the municipal bond market. As interest rates, in general, continue to decline, as they did at the end of 1994 and throughout 1995, investors adjusted to the new levels. The inherent attractiveness of the tax-advantaged products quickly outweigh low nominal yields and investor demand increases.

In addition, the Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions. Earlier fears that the Democratic party would regain control of both houses of Congress, as well as maintain the White House, may have caused some investors to wait until after the elections before allocating investment funds to the municipal bond market.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term, tax-exempt revenue bonds yield over 90% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were at mid-year when yield ratios declined to approximately 85%. For example, to an investor in the maximum
Federal income tax bracket, current tax-exempt bond yields represent a taxable equivalent yield of approximately 9.75%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion--$175 billion range. Investor demand is also expected to remain strong, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion--$185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors will temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, such as January and July on a historical basis, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During the six months ended December 31, 1996, Apex Municipal Fund, Inc. remained fully invested, reflecting both our relatively constructive market outlook as well as our efforts to maintain a competitive level of tax-exempt income. Portfolio activity consisted primarily of some selective high-yield purchases financed by the sale of holdings that were viewed to either be relatively overvalued or, in some cases, to have demonstrated signs of credit-related stress. These new acquisitions totaled almost $10.6 million par value and bore an average weighted yield of 7.38%. Going forward, our strategy will continue to focus on finding attractively priced high-yield opportunities as a means of enhancing total return.

In addition, we are increasing our emphasis on the gradual improvement in both the portfolio's liquidity and average call protection. Typically, a high-yield portfolio remains less sensitive to interest rate fluctuations than a portfolio consisting primarily of investment-grade securities. Volatility is derived more from changes in creditworthiness and, thus total return can be more closely correlated to credit developments that affect a portfolio's individual holdings. There is also a tendency for lower turnover caused by infrequent legitimate opportunities within the high-yield sector as well as the intensive and time consuming nature of the requisite credit analysis. As a result of this relative inactivity, an increasing number of the portfolio's individual holdings will, over time, progressively approach their first optional redemption date. When yields decline, fixed-income securities issued in a higher interest rate environment are perceived as more vulnerable to early redemption. Therefore, investors price these securities in a manner that reflects the greater likelihood of an early call causing them to behave more like a short duration instrument and further insulating the Fund from interest rate volatility.

In response to these tendencies, we recently initiated a strategy that is designed to allow Apex Municipal Fund, Inc. to emerge possessing a greater degree of liquidity as well as a portfolio structure whose holdings are more insulated from the possibility of early redemption. This strategy has resulted in a higher rate of turnover as those holdings possessing the least amount of call protection are gradually being replaced with more current issues that are not redeemable until ten years from the date of issuance. This strategy is expected to result in a portfolio that is somewhat more responsive to market rallies yet remains somewhat resilient during periods when interest rates rise.

In Conclusion
We appreciate your ongoing interest in Apex Municipal Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President

(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager




January 30, 1997





Portfolio
Abbreviations


To simplify the listings of Apex Municipal
Fund, Inc.'s portfolio holdings in the
Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
DATES   Daily Adjustable Tax-Exempt Securities
EDA     Economic Development Authority
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDR     Industrial Development
          Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes




SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                     S&P      Moody's   Face                                                                     Value
STATE                Ratings  Ratings  Amount  Issue                                                           (Note 1a)
Alabama--0.5%        B+       NR*     $ 1,000  Brewton, Alabama, Industrial Development Board, PCR,
                                               Refunding (Container Corporation America Project),
                                               8% due 4/01/2009                                                 $  1,084

Arizona--2.6%        A1+      P1          100  Coconino County, Arizona, Pollution Control Corporation,
                                               Arizona Public Service Revenue Bonds (Navajo Project),
                                               VRDN, AMT, Series A, 4.40% due 10/01/2029 (b)                         100
                     NR*      NR*       3,915  Fort Mojave Indian Tribe, Arizona, Water and Sewer Revenue
                                               Bonds, 10.25% due 9/01/2019 (a)                                     1,958
                     NR*      NR*       3,000  Navajo County, Arizona, IDA, IDR (Stone Container Corp.
                                               Project), AMT, 7.40% due 4/01/2026                                  3,128


Arkansas--1.9%       NR*      NR*         395  Alma, Arkansas, Health Facilities Board Revenue Bonds,
                                               10.50% due 12/01/2019                                                 428
                     NR*      NR*         395  Conway, Arkansas, Public Facilities Board, Health Care
                                               Revenue Bonds (Creative Living Project), 10.50% due 12/01/2019        428
                     NR*      NR*         395  Hope, Arkansas, Health Facilities Board Revenue Bonds
                                               (Omega Home), 10.50% due 12/01/2019                                   428
                     NR*      NR*         790  Little Rock, Arkansas, Health Facilities Board Revenue
                                               Bonds (Community Life Services), 10.50% due 12/01/2019                856
                     NR*      NR*         790  Pine Bluff, Arkansas, Health Facilities Board Revenue
                                               Bonds (Jenkins Housing), 10.50% due 12/01/2019                        856
                     NR*      NR*         395  Texarkana, Arkansas, Public Facilities Board, Health Care
                                               Revenue Bonds (Housing Opportunities Addition Project),
                                               10.50% due 12/01/2019                                                 428
                     NR*      NR*         395  West Helena, Arkansas, Health Facilities Board Revenue
                                               Bonds (Delta House), 10.50% due 12/01/2019                            428


California--2.7%     BBB-     Baa       5,000  Foothill/Eastern Transportation Corridor Agency, California,
                                               Toll Road Revenue Bonds (Senior Lien), Series A, 6.50%**
                                               due 1/01/2028                                                         720
                     NR*      NR*       2,000  Long Beach, California, Redevelopment Agency, M/F Housing
                                               Revenue Bonds (Pacific Court Apartments), Issue B, AMT,
                                               6.95% due 9/01/2023                                                 1,300
                     NR*      NR*      12,915  San Joaquin Hills, California, Transportation Corridor
                                               Agency, Toll Road Revenue Bonds, Senior Lien, 6.75%**
                                               due 1/01/2019                                                       3,378


Colorado--1.4%       BBB      Baa       2,500  Denver, Colorado, City and County Airport Revenue Bonds,
                                               AMT, Series B, 7.25% due 11/15/2023                                 2,698


District of          B-       NR*       3,000  District of Columbia, COP, 7.30% due 1/01/2013                      3,142
Columbia--1.6%

Florida--9.2%        NR*      NR*       1,000  Arbor Greene, Florida, Community Development District,
                                               Special Assessment Revenue Bonds, 7.60% due 5/01/2018               1,003
                     AA-      VMIG1++     300  Dade County, Florida, IDA, Exempt Facilities Revenue
                                               Refunding Bonds (Florida Power and Light Co.), VRDN, 4.20%
                                               due 6/01/2021 (b)                                                     300
                     NR*      NR*       9,448  Florida, HFA, M/F Housing Agency Revenue Bonds (Palm Aire
                                               Retirement Facilities Project), Series S, AMT, 10% due
                                               1/01/2020 (a)                                                       6,614
                     NR*      NR*       4,820  Miami Beach, Florida, Redevelopment Agency, Tax Increment
                                               Revenue Bonds, AMT, 9.125% due 12/01/2004                           5,415
                     A1       VMIG1++   1,300  Pinellas County, Florida, Health Facilities Authority,
                                               Revenue Refunding Bonds (Pooled Hospital Loan Program),
                                               DATES, 4.05% due 12/01/2015 (b)                                     1,300
                     NR*      NR*       3,575  Tampa Palms, Florida, Open Space and Transportation
                                               Community Development Revenue Bonds (Capital Improvement--
                                               Richmond Place Project), 7.50% due 5/01/2018                        3,574


Georgia--3.5%        NR*      NR*       3,965  Atlanta, Georgia, Urban Residential Finance Authority, M/F
                                               Mortgage Housing Revenue Bonds (Northside Plaza Apartments
                                               Project), 9.75% due 11/01/2020                                      4,344
                     NR*      NR*       2,450  Hancock County, Georgia, COP, 8.50% due 4/01/2015 (e)               2,662


Illinois--3.4%       BB       Baa2      4,575  Chicago, Illinois, O'Hare International Airport, Special
                                               Facilities Revenue Bonds (United Airlines, Inc.), Series
                                               1984-B, 8.85% due 5/01/2018                                         5,200
                     BBB-     NR*       1,550  Metropolitan Pier and Exposition Authority, Illinois,
                                               Hospitality Facilities Revenue Bonds (McCormick Place
                                               Convention), 6.25% due 7/01/2017                                    1,573


Indiana--1.1%        NR*      NR*       2,000  Wabash, Indiana, Solid Waste Disposal Revenue Bonds
                                               (Jefferson Smurfit Corp. Project), AMT, 7.50% due 6/01/2026         2,099


Iowa--5.9%           NR*      NR*      10,000  Iowa Finance Authority, Health Care Facilities, Revenue
                                               Refunding Bonds (Care Initiatives Project), 9.25% due 7/01/2025    11,738


Louisiana--4.1%      NR*      Baa2      3,000  Lake Charles, Louisiana, Harbor and Terminal District,
                                               Port Facilities Revenue Refunding Bonds (Trunkline Co.
                                               Project), 7.75% due 8/15/2022                                       3,414
                     NR*      A         1,000  Louisiana Public Facilities Authority, Revenue Refunding
                                               Bonds, Student Loan, Sub-Series A-3, AMT, 7% due 9/01/2006          1,052
                     BB       NR*       3,500  Port New Orleans, Louisiana, IDR, Refunding (Continental
                                               Grain Company Project), 7.50% due 7/01/2013                         3,758


Maryland--2.7%       NR*      NR*       5,000  Maryland State Energy Financing Administration, Limited
                                               Obligation Revenue Bonds (Cogeneration-AES Warrior Run),
                                               AMT, 7.40% due 9/01/2019                                            5,270

Massachusetts--6.4%  NR*      NR*       1,655  Boston, Massachusetts, Industrial Development Financing
                                               Authority, Solid Waste Disposal Facilities Revenue Bonds
                                               (Jet-A-Way Project), AMT, 10.50% due 1/01/2011                      1,878
                     NR*      NR*       3,400  Massachusetts State Health and Educational Facilities
                                               Authority Revenue Bonds (Farren Care Center), Series A,
                                               10.375% due 6/01/2010                                               3,854
                     NR*      NR*       2,005  Massachusetts State Industrial Finance Agency, Educational
                                               Institution Revenue Bonds (Center for Human Development),
                                               9.375% due 7/01/2015                                                2,205
                     NR*      NR*       2,400  Massachusetts State Industrial Finance Agency, Sewage
                                               Facility Revenue Bonds (Resource Control Composting, Inc.
                                               Project), AMT, 9.25% due 6/01/2010                                  2,562
                     NR*      NR*       2,000  Massachusetts State Port Authority, Special Project Revenue
                                               Bonds (Harborside Hyatt), AMT, 10% due 3/01/2026                    2,240


Michigan--1.7%       NR*      NR*       2,050  Wayne Charter County, Michigan, Special Airport Facilities,
                                               Revenue Refunding Bonds (Northwest Airlines, Inc.), 6.75%
                                               due 12/01/2015                                                      2,099
                     BBB-     Baa       1,200  Wayne County, Michigan, Downriver Sewer Disposal System
                                               Revenue Bonds, Series A, 7% due 11/01/2013                          1,286


Minnesota--1.8%      NR*      NR*       3,345  Anoka, Minnesota, M/F Housing Revenue Bonds (Rainbow Plaza
                                               Apartments Project), AMT, 9.375% due 12/01/2024                     3,578


New Jersey--2.9%     NR*      NR*       2,000  Camden County, New Jersey, Improvement Authority, Lease
                                               Revenue Bonds (Holt Hauling & Warehousing), Series A,
                                               9.875% due 1/01/2021                                                2,032
                     NR*      NR*       1,500  New Jersey, EDA, IDR, Refunding (Newark Airport Marriott
                                               Hotel), 7% due 10/01/2014                                           1,551
                                               New Jersey Health Care Facilities Financing Authority
                                               Revenue Bonds:
                     NR*      NR*         980    (Riverwood Center), Series A, 9.90% due 7/01/2021                 1,094
                     NR*      Baa2      1,000    (Saint Elizabeth Hospital), Series B, 8.25% due 7/01/2020         1,108


New Mexico--1.5%     BB+      Ba1       3,000  Farmington, New Mexico, PCR, Refunding (Public Service
                                               Company--San Juan Project), Series B, 6.30% due 12/01/2016          3,005


New York--11.9%      AAA      AAA       1,705  New York City, New York, GO, UT, Series D, 7.70% due
                                               2/01/2002 (d)                                                       1,975
                     NR*      NR*       7,150  New York City, New York, IDA, Civic Facilities Revenue
                                               Bonds (Amboy Properties Corporation Project), 9.625%
                                               due 6/01/2015                                                       7,672
                     NR*      NR*       2,500  New York City, New York, IDA, Revenue Bonds (Visy Paper
                                               Inc. Project), AMT, 7.95% due 1/01/2028                             2,661
                     BB+      Baa2      2,000  New York City, New York, IDA, Special Facilities Revenue
                                               Bonds (American Airlines Inc. Project), AMT, 6.90% due              2,156
                                               8/01/2024 Port Authority of New York and New Jersey, Special
                                               Obligation Revenue Bonds (Special Project--KIAC), AMT, Series 4:
                     NR*      NR*       2,250    Third Installment, 7% due 10/01/2007                              2,409
                     NR*      NR*       3,500    Fifth Installment, 6.75% due 10/01/2019                           3,580

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                     S&P      Moody's   Face                                                                     Value
STATE                Ratings  Ratings  Amount  Issue                                                           (Note 1a)
New York                                       Utica, New York, Public Improvement Bonds, UT:
(concluded)          CCC      B       $   700    9.25% due 8/15/2004                                            $    759
                     CCC      B           700    9.25% due 8/15/2005                                                 762
                     CCC      B           635    9.25% due 8/15/2006                                                 696
                     CCC      B           475    8.50% due 8/15/2013                                                 492
                     CCC      B           475    8.50% due 8/15/2014                                                 492


Oregon--0.5%         NR*      NR*       1,000  Western Generation Agency, Oregon, Cogeneration Project
                                               Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                               7.40% due 1/01/2016                                                 1,050


Pennsylvania--16.4%  NR*      NR*       5,000  Lehigh County, Pennsylvania, General Purpose Authority
                                               Revenue Bonds (Wiley House--Kid's Peace), 8.75% due 11/01/2014      5,209
                     NR*      NR*       3,150  Montgomery County, Pennsylvania, Higher Education and
                                               Health Authority Revenue Bonds (Retirement Community--GDL
                                               Farms), Series A, 9.50% due 1/01/2000 (d)                           3,645
                     NR*      NR*       1,000  Montgomery County, Pennsylvania, IDA, First Mortgage Revenue
                                               Refunding Bonds (Meadowood Corporation Project), Series A,
                                               10.25% due 12/01/2020                                               1,105
                     BBB-     Baa2      3,000  Pennsylvania Economic Development Financing Authority,
                                               Exempt Facilities Revenue Bonds (MacMillan Limited Partnership
                                               Project), AMT, 7.60% due 12/01/2020                                 3,350
                     NR*      NR*       1,000  Pennsylvania Economic Development Financing Authority, IDR
                                               (Gehl Co., Inc. Project), Series F, AMT, 9% due 9/01/2010           1,094
                     NR*      NR*       4,000  Pennsylvania Economic Development Financing Authority,
                                               Recycling Revenue Bonds (Ponderosa Fibres Project), Series A,
                                               AMT, 9.25% due 1/01/2022                                            3,716
                     BBB      Baa1      1,000  Pennsylvania Economic Development Financing Authority,
                                               Wastewater Treatment Revenue Bonds (Sun Company Inc.--
                                               R & M Project), Series A, AMT, 7.60% due 12/01/2024                 1,116
                     AAA      Aaa       2,000  Pennsylvania State Higher Education Assistance Agency,
                                               Student Loan Revenue Bonds, RIB, Series B, AMT, 8.209%
                                               due 3/01/2022 (c) (f)                                               2,063
                     NR*      NR*       5,000  Pennsylvania State Higher Educational Facilities Authority,
                                               College and University Revenue Bonds (Eastern College),
                                               Series B, 8% due 10/15/2025                                         5,311
                     NR*      NR*       5,500  Philadelphia, Pennsylvania, IDR, Refunding (Commercial
                                               Development Philadelphia Airport), AMT, 7.75% due 12/01/2017        5,906


Tennessee--1.1%      NR*      NR*       2,000  Knox County, Tennessee, Health, Educational and Housing
                                               Facilities Board, Hospital Facilities Revenue Bonds (Baptist
                                               Health System of East Tennessee), 8.60% due 4/15/1999 (d)           2,219

Texas--4.2%          NR*      NR*       1,460  Angelina County, Texas, Jail Facilities Financing Corporation,
                                               Criminal Detention Center Mortgage Revenue Bonds, 9.75%
                                               due 8/01/2009 (a)                                                      --
                     NR*      NR*       6,035  Bexar County, Texas, Health Facilities Development Corporation
                                               Revenue Bonds (Heartway Corporation), Series 1989-A-1, 10.25%
                                               due 3/01/2019 (a)                                                   4,224
                     BB+      Baa2      2,000  Dallas-Fort Worth, Texas, International Airport Facilities
                                               Improvement Corporation Revenue Bonds (American Airlines,
                                               Inc.), AMT, 7.50% due 11/01/2025                                    2,142
                     NR*      Ba2         945  Nolan County, Texas, Industrial Development Corporation,
                                               IDR (US Gypsum Company Project), 7.25% due 12/01/2014                 983
                     BB       Ba        1,000  Odessa, Texas, Junior College District, Revenue Refunding
                                               Bonds, Series A, 8.125% due 12/01/2018                              1,078
                     NR*      NR*       3,530  Pecos County, Texas, Jail Facilities Financing Corporation,
                                               Criminal Detention Center Mortgage Revenue Bonds, 9.75% due
                                               8/01/2009 (a)                                                          --


Utah--0.4%           NR*      P1          800  Salt Lake County, Utah, PCR, Refunding (Service Station
                                               Holdings Project), VRDN, 4.25% due 2/01/2008 (b)                      800


Washington--4.1%     NR*      A         7,500  Washington State Healthcare Facilities Authority Revenue
                                               Bonds (Kadlec Medical Center--Richland), 9% due 1/01/1999 (d)       8,203


West Virginia--3.5%  NR*      NR*       6,250  Fayette County, West Virginia, Commercial Development
                                               Commission, Revenue Refunding Bonds (MPC Incorporated
                                               Project), 9.75% due 2/01/2011                                       6,864


Wyoming--1.2%        A1       VMIG1++   2,300  Sweetwater County, Wyoming, PCR, Refunding (Idaho Power
                                               Company Project), Series B, VRDN, 4.30% due 7/15/2026 (b)           2,300


                     Total Investments (Cost--$192,007)--98.2%                                                   195,200

                     Other Assets Less Liabilities--1.8%                                                           3,550
                                                                                                                --------
                     Net Assets--100.0%                                                                         $198,750
                                                                                                                ========

                  (a)Non-income producing security.
                  (b)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1996.
                  (c)AMBAC Insured.
                  (d)Prerefunded.
                  (e)Bank qualified.
                  (f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1996.
                    *Not Rated.
                   **Represents a zero coupon or step bond; the interest rate shownis the effective yield at the time of purchase by the Fund.
                   ++Highest short-term ratings by Moody's Investors Service, Inc.

                     See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of December 31, 1996
Assets:             Investments, at value (identified cost--$192,006,864) (Note 1a)                         $195,200,341
                    Cash                                                                                          28,758
                    Receivables:
                      Interest                                                             $  3,793,346
                      Securities sold                                                            45,000        3,838,346
                                                                                           ------------
                    Prepaid expenses and other assets                                                             59,192
                                                                                                            ------------
                    Total assets                                                                             199,126,637
                                                                                                            ------------


Liabilities:        Payables:
                      Dividends to shareholders (Note 1e)                                       158,558
                      Investment adviser (Note 2)                                               109,790          268,348
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       108,157
                                                                                                            ------------
                    Total liabilities                                                                            376,505
                                                                                                            ------------


Net Assets:         Net assets                                                                              $198,750,132
                                                                                                            ============


Capital:            Common Stock, $.10 par value, 150,000,000 shares authorized; 19,544,644
                    shares issued and outstanding (Note 4)                                                  $  1,954,464
                    Paid-in capital in excess of par                                                         215,230,388
                    Undistributed investment income--net                                                       1,309,262
                    Accumulated realized capital losses on investments--net (Note 5)                         (22,937,459)
                    Unrealized appreciation on investments--net                                                3,193,477
                                                                                                            ------------
                    Total capital--Equivalent to $10.17 net asset value per share of
                    Common Stock (market price--$9.125)                                                     $198,750,132
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Six Months Ended December 31, 1996
Investment          Interest and amortization of premium and discount earned                                $  7,203,814
Income (Note 1d):


Expenses:           Investment advisory fees (Note 2)                                      $    657,202
                    Transfer agent fees                                                          36,285
                    Accounting services (Note 2)                                                 25,174
                    Directors' fees and expenses                                                 23,657
                    Professional fees                                                            21,990
                    Printing and shareholder reports                                             21,301
                    Listing fees                                                                 14,436
                    Custodian fees                                                               10,457
                    Pricing fees                                                                  5,344
                    Other                                                                         9,596
                                                                                           ------------
                    Total expenses                                                                               825,442
                                                                                                            ------------
                    Investment income--net                                                                     6,378,372
                                                                                                            ------------


Realized &          Realized loss on investments--net                                                         (2,998,482)
Unrealized          Change in unrealized appreciation/depreciation on
Gain (Loss)         investments--net                                                                           6,373,405
on Investments                                                                                              ------------
--Net (Notes 1b,    Net Increase in Net Assets Resulting from Operations                                    $  9,753,295
1d & 3):                                                                                                    ============


                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended     Year Ended
                                                                                           December 31,       June 30,
                    Increase (Decrease) in Net Assets:                                         1996             1996
Operations:         Investment income--net                                                 $  6,378,372     $ 13,076,906
                    Realized loss on investments--net                                        (2,998,482)      (1,143,352)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          6,373,405         (121,191)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      9,753,295       11,812,363
                                                                                           ------------     ------------

Dividends to        Investment income--net                                                   (6,568,486)     (12,893,934)
Shareholders                                                                               ------------     ------------
(Note 1e):          Net decrease in net assets resulting from dividends to
                    shareholders                                                             (6,568,486)     (12,893,934)
                                                                                           ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                   3,184,809       (1,081,571)
                    Beginning of period                                                     195,565,323      196,646,894
                                                                                           ------------     ------------
                    End of period*                                                         $198,750,132     $195,565,323
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,309,262     $  1,499,376
                                                                                           ============     ============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios
                    have been derived from information provided      For the Six
                    in the financial statements.                     Months Ended
                                                                     December 31,      For the Year Ended June 30,
                    Increase (Decrease) in Net Asset Value:              1996      1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  10.01   $  10.06  $  10.10  $  10.40   $  10.31
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .33        .67       .71       .75        .84
                    Realized and unrealized gain (loss) on
                    investments--net                                       .17       (.06)     (.04)     (.30)       .09
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .50        .61       .67       .45        .93
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.34)      (.66)     (.71)     (.75)      (.84)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.17   $  10.01  $  10.06  $  10.10   $  10.40
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  9.125   $  9.125  $  9.375  $  9.875   $ 10.875
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on market price per share                      3.59%+++   4.54%     2.57%    (2.26%)     7.34%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   5.25%+++   6.87%     7.61%     4.53%      9.52%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .82%*      .90%      .91%      .88%       .60%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                              .82%*      .90%      .91%      .88%       .81%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               6.31%*     6.66%     7.14%     7.24%      8.18%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)          $198,750   $195,565  $196,647  $197,466   $201,760
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                     43%        56%       20%       12%        11%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Apex Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol APX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counter party does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1996 were $81,695,192 and $87,127,919, respectively.

Net realized and unrealized gains (losses) as of December 31, 1996 were as follows:


                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments             $(2,998,482)   $ 3,193,477
                                  -----------    -----------
Total                             $(2,998,482)   $ 3,193,477
                                  ===========    ===========


As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $3,193,477, of which $12,570,403 related to appreciated securities and $9,376,926 related to depreciated securities. The aggregate cost of investments at December 31, 1996 for Federal income tax purposes was $192,006,864.

4. Common Stock Transactions:
At December 31, 1996, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. During the six months ended December 31, 1996, shares issued and outstanding remained constant at 19,544,644. At December 31, 1996, total paid-in capital amounted to $217,184,852.

5. Capital Loss Carryforward:
At June 30, 1996, the Fund had a net capital loss carryforward of approximately $18,263,000, of which $274,000 expires in 1998, $1,527,000 expires in 1999, $4,876,000 expires in 2001, $2,775,000 expires in 2002, $1,754,000 expires in 2003 and $7,057,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On January 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.057007 per share, payable on January 30, 1997 to shareholders of record as of January 22, 1997.